                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 8, 2006

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

                1111 LOUISIANA
                HOUSTON, TEXAS                              77002
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-3187                  22-3865106
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

              1111 LOUISIANA
              HOUSTON, TEXAS                                 77002
   (Address of principal executive offices)               (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                                   ----------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13265                  76-0511406
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

              1111 LOUISIANA
              HOUSTON, TEXAS                                77002
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

       A copy of the slide presentation that CenterPoint Energy, Inc. ("CenterPoint Energy") expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

       The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy, CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") or CenterPoint Energy Resources Corp. ("CERC") under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, CenterPoint Houston or CERC that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, CenterPoint Houston, CERC or any of their affiliates.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

       The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.

              (d) Exhibits.

              99.1   CenterPoint Energy, Inc. slide presentation

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC.


Date:  March 8, 2006                    By: /s/ JAMES S. BRIAN
                                           -------------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC


Date:  March 8, 2006                    By: /s/ JAMES S. BRIAN
                                           -------------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTERPOINT ENERGY RESOURCES CORP.


Date:  March 8, 2006                    By: /s/ JAMES S. BRIAN
                                           -------------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number                        Exhibit Description
-------                       -------------------
99.1            CenterPoint Energy, Inc. slide presentation